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                                                                     EXHIBIT 6

                           AGREEMENT OF JOINT FILING

         The parties listed below agree that the Amendment No. 5 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: September 4, 2001
                                            AIMCO PROPERTIES, L.P.

                                            By: AIMCO-GP, INC.
                                                 (General Partner)

                                            By: /s/ Patrick J. Foye
                                                -------------------------------
                                                Executive Vice President


                                            AIMCO-GP, INC.

                                            By: /s/ Patrick J. Foye
                                                -------------------------------
                                                Executive Vice President


                                            APARTMENT INVESTMENT
                                            AND MANAGEMENT COMPANY

                                            By: /s/ Patrick J. Foye
                                                -------------------------------
                                                Executive Vice President


                                            INSIGNIA PROPERTIES, L.P.

                                            By: AIMCO/IPT, INC.
                                                    (General Partner)

                                            By: /s/ Patrick J. Foye
                                                -------------------------------
                                                Executive Vice President


                                            AIMCO/IPT, INC.

                                            By: /s/ Patrick J. Foye
                                                -------------------------------
                                                Executive Vice President


                                            UNITED INVESTORS REAL ESTATE, INC.

                                            By: /s/ Patrick J. Foye
                                                -------------------------------
                                                Executive Vice President